Exhibit 99.1

FLOWERS FOODS ANNOUNCES LEADERSHIP TRANSITIONS

FOR BOARD OF DIRECTORS

THOMASVILLE, Ga., Mar. 7, 2023—The board of directors of Flowers Foods, Inc. (NYSE: FLO) today announced that A. Ryals McMullian has been elected as the next chairman of the board, effective immediately following the 2023 annual meeting of shareholders. George E. Deese, current chairman of the board, will retire from the chairman role at that time. Deese will continue to serve as a director following the annual meeting of shareholders.

“We are pleased to announce the election of Ryals as chairman of the board of Flowers Foods,” commented Benjamin H. Griswold, IV, presiding director of Flowers’ board. “His insights and keen business acuity have added tremendous value to the board since he joined in 2019. We look forward to his leadership as Flowers continues to strengthen its competitive position, deliver results, and enhance shareholder value during its transformation to a national branded food company.

“On behalf of the entire board, we are extremely grateful for George’s leadership and the strategic direction he has provided for the last 17 years as chairman of the board. Flowers has benefitted greatly from his extensive experience, outstanding judgment, and highest level of integrity – which have helped guide the company to deliver outstanding sales and earnings results.”

Additionally, Benjamin H. Griswold, IV has announced that he will retire from the company’s board of directors following the expiration of his current term. Griswold, partner and chairman of Brown Advisory and retired Senior Chairman of Deutsche Bank Securities, has served as a director of Flowers Foods since 2005 and currently serves as presiding director, chair of the nominating/corporate governance committee and member of the compensation and human capital committee.

The board has elected Thomas C. Chubb, III to serve as presiding director and chair of the nominating/corporate governance committee, effective immediately following the annual meeting of shareholders.

“Flowers has been fortunate to have Ben Griswold as a board member for the past 18 years,” said George E. Deese, Flowers Foods’ chairman of the board. “We are deeply appreciative of his many contributions and thank him for his valuable financial acumen and unwavering commitment to strong corporate governance, which have benefited our company and the board of directors. We are pleased to have Ben’s insights and expertise through the remainder of his term as a director and wish him all the best following his retirement from the board.

“The board has been actively engaged in succession planning for many years, and the changes announced today are part of the board’s long-term board refreshment and leadership transition plan. The board has the utmost confidence in Ryals and Tom, both of whom were unanimously elected to their new positions.”

“I am honored to be elected as the upcoming chairman and sincerely thank the entire board for their trust and confidence,” said Ryals McMullian, president and CEO of Flowers Foods. “I would also like to personally thank George for his steadfast guidance and valuable insights. I look forward to continuing to work closely with him and the entire board as chairman.”

Ryals McMullian has served as a member of Flowers Foods’ board since August 2019 and was elected president and CEO of Flowers in May 2019. Prior to that election, he served in a number of senior leadership roles for the company, including chief operating officer, chief strategy officer, deputy general counsel, and vice president of mergers and acquisitions. He joined Flowers Foods in 2003.

Tom Chubb, chairman, chief executive officer and president of Oxford Industries, Inc., has served as a member of the Flowers Foods’ board since 2020.

About Flowers Foods

Headquartered in Thomasville, Ga., Flowers Foods, Inc. (NYSE: FLO) is one of the largest producers of packaged bakery foods in the United States with 2022 sales of $4.8 billion. Flowers operates bakeries across the country that produce a wide range of bakery products. Among the company’s top brands are Nature’s Own, Dave’s Killer Bread, Wonder, Canyon Bakehouse, and Tastykake. Learn more at www.flowersfoods.com.

Investor Contact: J.T. Rieck (229) 227-2253

Media Contact: flowersfoods.com/contact/media-inquiries

FLO–CORP FLO–IR

Forward-Looking Statements

Statements contained in this release and certain other written or oral statements made from time to time by Flowers Foods, Inc. (the “company”, “Flowers Foods”, “Flowers”, “us”, “we”, or “our”) and its representatives that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to current expectations regarding our future financial condition and results of operations and are often identified by the use of words and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “is likely to,” “is expected to” or “will continue,” or the negative of these terms or other comparable terminology. These forward-looking statements are based upon assumptions we believe are reasonable. Forward-looking statements are based on current information and are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. Certain factors that may cause actual results, performance, liquidity, and achievements to differ materially from those projected are discussed in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC’) and may include, but are not limited to, (a) unexpected changes in any of the following: (1) general economic and business conditions; (2) the competitive setting in which we operate, including advertising or promotional strategies by us or our competitors, as well as changes in consumer demand; (3) interest rates and other terms available to us on our borrowings; (4) supply chain conditions and any related impact on energy and raw materials costs and availability and hedging counter-party risks; (5) relationships with or increased costs related to our employees and third-party service providers; (6) laws and regulations (including environmental and health-related issues); and (7) accounting standards or tax rates in the markets in which we operate, (b) the ultimate impact of the COVID-19 pandemic and future responses and/or measures taken in response thereto, including, but not limited to, new and emerging variants of the virus and the efficacy and distribution of vaccines, which are highly uncertain and are difficult to predict, (c) the loss or financial instability of any significant customer(s), including as a result of product recalls or safety concerns related to our products, (d) changes in consumer behavior, trends and preferences, including health and whole grain trends, and the movement toward less expensive store branded products, (e) the level of success we achieve in developing and introducing new products and entering new markets, (f) our ability to implement new technology and customer requirements as required, (g) our ability to operate existing, and any new, manufacturing lines according to schedule, (h) our ability to implement and achieve our environmental, social, and governance goals in accordance with regulatory requirements and expectations of stakeholders, suppliers, and customers; (i) our ability to execute our business strategies which may involve, among other things, (1) the ability to realize the intended benefits of planned or contemplated acquisitions, dispositions or joint ventures, (2) the deployment of new systems (e.g., our enterprise resource planning (“ERP”) system), distribution channels and technology, and (3) an enhanced organizational structure, (j) consolidation within the baking industry and related industries, (k) changes in pricing, customer and consumer reaction to pricing actions (including decreased volumes), and the pricing environment among competitors within the industry, (l) our ability to adjust pricing to offset, or partially offset, inflationary pressure on the cost of our products, including ingredient and packaging costs; (m) disruptions in our direct-store-delivery distribution model, including litigation or an adverse ruling by a court or regulatory or governmental body that could affect the independent contractor classifications of the independent distributor partners, (n) increasing legal complexity and legal proceedings that we are or may become subject to, (o) labor shortages and turnover or increases in employee and employee-related costs, (p) the credit, business, and legal risks associated with independent distributor partners and customers, which operate in the highly competitive retail food and foodservice industries, (q) any business disruptions due to political instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine), incidents of terrorism, natural disasters, labor strikes or work stoppages, technological breakdowns, product contamination, product recalls or safety concerns related to our products, or the responses to or repercussions from any of these or similar events or conditions and our ability to insure against such events, (r) the failure of our information technology systems to perform adequately, including any interruptions, intrusions, cyber-attacks or security breaches of such systems or risks associated with the planned implementation of the upgrade of our ERP system; and (s) the potential impact of climate change on the company, including physical and transition risks, availability or restriction of resources, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms. The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. In addition, you should consult other disclosures made by the company (such as in our other filings with the SEC or in company press releases) for other factors that may cause actual results to differ materially from those projected by the company. Refer to Part I, Item 1A., Risk Factors, of the Form 10-K and subsequent filings with the SEC for additional information regarding factors that could affect the company’s results of operations, financial condition and liquidity. We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law. You are advised, however, to consult any further public disclosures by the company (such as in our filings with the SEC or in company press releases) on related subjects.